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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 October 3, 2000




                          WESTERN WIRELESS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                   Washington
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



           000-28160                                       91-1638901
---------------------------------             ----------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)





                                    Suite 400
                              3650 131st Avenue SE
                               Bellevue, WA 98006
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700
                                                           ---------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        The information set forth in the Registrant's press release dated October 3, 2000 (attached hereto as Exhibit 99.1) is incorporated herein by reference to such news release.

ITEM 7. EXHIBITS

   Designation of
Exhibit in this Report                          Description of Exhibit
----------------------                          ----------------------

        99.1                                    Registrant's press release dated
                                                October 3, 2000


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTERN WIRELESS CORPORATION

                                       Dated:  October 6, 2000

                                       By /s/ Jeffrey A. Christianson
                                          ------------------------------------
                                       Jeffrey A. Christianson
                                       Senior Vice President, General Counsel
                                       and Secretary